UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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[X]	Preliminary Proxy Statement
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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12
EZCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1901 Capital Parkway
Austin, Texas 78746
, 2013
To the Holders of Class A Non-Voting Common Stock of EZCORP, Inc.:
On behalf of the Board of Directors, it is my pleasure to invite you to EZCORP's 2014 Annual Meeting of Stockholders. The meeting will be held on , 2014 at Central Time, at , Austin, Texas.
At the meeting, stockholders will consider and vote on a proposal to amend our Certificate of Incorporation to increase the number of authorized shares of Class A Non-Voting Common Stock from 55,550,000 shares to 120,000,000 shares. The Board of Directors has approved, and recommends that you adopt, this amendment in order provide us with additional authorized but unissued shares of Class A Non-Voting Common Stock that may be used to support our growth and to provide adequate flexibility for future financings and other corporate needs. Details of the proposal are described in the accompanying proxy statement, which you are urged to read thoroughly.
Your vote is very important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided, or you may vote by telephone or on the Internet as described on your proxy card. If you plan to attend the meeting, you may vote in person even if you have previously delivered your proxy.
If you have any questions concerning the meeting, please contact our Investor Relations Department at 512.314.2220 or investorrelations@ezcorp.com. For questions regarding your stock ownership, you may contact our transfer agent, American Stock Transfer & Trust Company, at 800-937-5449 or www.amstock.com.
Thank you for your continued support of EZCORP, Inc.

Sincerely,

Paul E. Rothamel
President and Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	i
ABOUT THE MEETING	1
PROPOSAL 1	7
PROPOSAL 2	9
SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT	10
ADDITIONAL INFORMATION	12
HOUSEHOLDING	12
APPENDIX A--CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF EZCORP, INC.	A-1

EZCORP, Inc.
1901 Capital Parkway
Austin, Texas 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Class A Non-Voting Common Stock of EZCORP, Inc.:
EZCORP's 2014 Annual Meeting of Stockholders will be held on , 2014, at Central Time, at , Austin, Texas. At the meeting, the stockholders will consider and vote on the following proposals:

Proposal 1
A proposal to approve an amendment to Article Fourth of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Non-Voting Common Stock from 55,550,000 shares to 120,000,000 shares; and

Proposal 2	A proposal to approve an adjournment of the Annual Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of Proposal 1.
At the meeting, Company management will review the financial and operating results for fiscal 2013 and will discuss plans and initiatives for the future.
You are urged to read carefully the accompanying Proxy Statement for additional information concerning the proposals. The record date for the annual meeting is , 2013, and the holders of EZCORP stock at the close of business on that date are entitled to notice of and to attend the meeting or at any adjournment or postponement thereof and to vote at the meeting or any adjournment or postponement thereof on matters as to which they have voting rights.
To assure your representation at the meeting, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided, or you may vote by telephone or on the Internet as described on your proxy card. If you attend the meeting, you may vote in person, even if you have previously delivered your proxy.
This Notice of Annual Meeting of Stockholders and Proxy Statement is accompanied by the Company's Annual Report on Form 10-K for Fiscal 2013.
By Order of the Board of Directors,
Thomas H. Welch, Jr.
Senior Vice President, General Counsel and Secretary
, 2013
Austin, Texas

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON , 2014 The Proxy Statement is available at www.proxyvote.com.

i

1901 Capital Parkway
Austin, Texas 78746

PROXY STATEMENT

EZCORP, Inc., a Delaware corporation (the “Company”), is furnishing this Proxy Statement in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies from holders of Class A Non-Voting Common Stock for use at the Company’s 2014 Annual Meeting of Stockholders (the "Meeting"). This proxy statement and the related proxy card are being distributed to stockholders on or about on , 2013.
The Company has two classes of common outstanding:

•	Class A Non-Voting Common Stock, par value $0.01 per share (the "Class A Common Stock"; and

•	Class B Voting Common Stock, par value $0.01 per share (the "Class B Common Stock").
The Class A Common Stock is publicly traded on the NASDAQ Stock Market under the symbol “EZPW.” The Class B Common Stock is held by a single stockholder. When used in the Proxy Statement, "Class A Stockholders" refers to the holders of the Class A Common Stock, "Class B Stockholder" refers to the sole holder of the Class B Common Stock, and "Stockholders" refers to the Class A Stockholders and the Class B Stockholder collectively.
References to “EZCORP,” the “Company,” “we,” “our” and “us” refer to EZCORP, Inc.
ABOUT THE MEETING
What is the purpose of the Meeting?
Each year, we hold an annual meeting of stockholders to review the financial and operating results for the preceding fiscal year and to discuss plans and initiatives for the future. This year, we will also ask you to consider and vote on the following matters:

Proposal 1
A proposal to adopt an amendment to Article Fourth of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of Class A Common Stock from 55,550,000 shares to 120,000,000 shares; and

Proposal 2	A proposal to approve an adjournment of the Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of Proposal 1.
The Class B Stockholder will also act on these two proposals at the Meeting or any adjournments or postponements thereof.
Although the Class A Stockholders are generally not entitled to vote on matters submitted to the Stockholders, Delaware law provides that, in order to increase the number of authorized shares of a class of stock, the increase must be approved by a majority of the holders of that class. Thus, we are seeking the approval of the proposals by both the Class A Stockholders and the Class B Stockholder. The Class B Stockholder has already indicated its intention to vote "FOR" both proposals.

Why did I receive this Proxy Statement?
We sent you this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy card because you were a holder of record of Class A Common Stock as of the close of business on , 2014 (the “Record Date”), and the Board Directors is soliciting your proxy to vote at the Meeting.
Who is entitled to vote at the Meeting?
The Class B Common Stock is the only class of capital stock generally entitled to vote on matters submitted to the vote of Stockholders. Thus, in accordance with Section 242(b)(1) of the General Corporation Law of the State of Delaware (the “DGCL”) and the Certificate of Incorporation, the Class B Stockholder is entitled to vote on the proposals.
In addition, Section 242(b)(2) of the DGCL requires that any proposed amendment to the Certificate of Incorporation that would increase the aggregate number of authorized shares of Class A Common Stock must be approved by the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, even though those shares are not otherwise entitled to voting rights under the Certificate of Incorporation. Accordingly, each recordholder of Class A Common Stock as of the close of business on the Record Date is entitled to vote the number of shares of Class A Common Stock held by such holder on the Record Date.
The vote by the Class A Stockholders will be separate and apart from the vote by the Class B Stockholder.
What vote is required for approval of the proposal?
Approval of the proposals requires the affirmative vote of both (a) the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, and (b) the holders of the majority of the outstanding shares of Class B Common Stock, voting as a separate class. The Class B Stockholder has already indicated its intention to vote "FOR" both proposals.
How many shares of Class A Non-Voting Common Stock and Class B Voting Common Stock are outstanding?
On , 2013, there were shares of Class A Common Stock issued and outstanding and 2,970,171 shares of Class B Common Stock issued and outstanding. As of , 2014, our directors and executive officers had the right to vote shares of Class A Common Stock.
As of , 2013, MS Pawn Limited Partnership owned all of the outstanding Class B Common Stock. Phillip Ean Cohen owns all of the issued and outstanding stock of MS Pawn Corporation, the sole general partner of MS Pawn Limited Partnership, and is the beneficial owner of all of the outstanding shares of Class B Common Stock. See “Security Ownership of Beneficial Owners and Management.”
How many votes can I cast?
You are entitled to one vote for each share of Class A Common Stock you owned as of the close of business on the Record Date.
Can I attend the Meeting?
If you owned shares of Class A Common Stock as of the close of business on the Record Date, you are permitted to attend the Meeting. You should be prepared to present photo identification for admittance to the Meeting, and if your Class A Common Stock is held in the name of your broker, bank or other nominee, you should also be prepared to present an account statement or letter from the nominee indicating that you were the beneficial owner on the Record Date.

If I plan to attend the Meeting, should I still vote by proxy?
Whether or not you plan to attend the Meeting, we urge you to vote by proxy. Delivery of your proxy will assure your representation at the Meeting, but will not affect your right to attend the Meeting and to vote in person if you choose to do so.
What is the difference between a stockholder of record and a “street name” stockholder?
Most stockholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

•
Stockholder of Record — If your Class A Common Stock is registered directly in your name with our transfer agent and registrar (American Stock Transfer & Trust Company), you are considered a stockholder of record. As the stockholder of record on the Record Date, you have the right to grant your voting proxy directly or to vote in person at the Meeting.

•
Street Name Stockholder — If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote and are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you have obtained a legal proxy from the stockholder of record giving you the right to vote the shares. If you would like to obtain a legal proxy from the stockholder of record, you should contact the bank, broker or other nominee who is holding shares on your behalf.

How do I vote my shares?
Stockholders of Record — Stockholders of record may vote their shares at the Meeting or submit a proxy to have their shares voted by one of the following methods:

•
By Mail — You may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•
By Telephone — You may submit a proxy by telephone (from the United States only) using the toll-free telephone number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 5:00 p.m., Eastern Time, on , 2014.

•
By Internet — You may submit a proxy electronically on the Internet by following the instructions provided on the enclosed proxy card. Please have your proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 5:00 p.m., Eastern Time, on , 2014.

•	In Person — You may vote in person at the Meeting by completing a ballot. However, attending the Meeting without completing a ballot will not count as a vote.
Street Name Stockholders — Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By Mail — You may indicate your vote by completing, signing and dating your proxy card or other form forwarded by your bank, broker or other stockholder of record and returning it to such party in the manner provided in such materials.

•
By Methods Listed on Proxy Card — Please refer to your proxy card or other information forwarded by your bank, broker or other stockholder of record to determine whether you may submit a proxy by telephone or electronically on the Internet, following the instructions on your proxy card or other information provided by the stockholder of record.

•
In Person with a Proxy from the Stockholder of Record — You may vote in person at the Meeting if you obtain a legal proxy from your bank, broker or other stockholder of record. Please consult the voting form or other information sent to you by your bank, broker or other stockholder of record to determine how to obtain a legal proxy in order to vote in person at the Special Meeting.

May I revoke my proxy?
Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by:

•	Submitting written notice of revocation no later than , 2014 to EZCORP, Inc., 1901 Capital Parkway, Austin, Texas 78746, Attn: Corporate Secretary;

•	Submitting a later-dated proxy with new voting instructions by mail, telephone or Internet; or

•	Attending the Meeting and voting your shares in person.
If you are a street name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions before the voting deadline to your bank, broker or other nominee in accordance with that entity’s procedures.
What constitutes a quorum and why is it necessary?
In order to carry on the business of the Meeting, we must have quorum. In accordance with our By-laws and the DGCL, the holders of a majority of our outstanding shares entitled to vote on a matter, present in person or by proxy, will constitute a quorum at the Meeting. Thus, the presence in person or by proxy of both (a) the holders of at least                     shares of our Class A Common Stock and (b) the Class B Stockholder will be required to establish a quorum at the Meeting. The Class B Stockholder has already expressed his intention to be represented by proxy at the Meeting.
What happens if I do not give specific voting instructions:
Stockholders of Record — If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors; or

•	If you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on the proposals (i.e., "FOR" both proposals).
Street Name Holders — If you are a street name stockholder and do not provide the organization that holds your shares with specific voting instructions, the organization may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization does not have the authority to vote your shares with respect to the non-routine matter. This is generally referred to as a “broker non-vote.” We consider each of the proposals to be a routine matter under applicable rules, and your broker will be able to vote on the proposals if it does not receive instructions from you, so long as it holds your shares in your name.
How will abstentions and broker non-votes be treated?
Approval of the proposals requires the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock. Consequently, shares represented by abstentions and broker non-votes will have the same effect as a vote "AGAINST" the applicable proposal, although such shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum.

What is the Board of Directors' recommendation regarding the proposals?
The Board of Directors unanimously recommends that the Stockholders vote “FOR” each of the proposals.
Am I entitled to exercise appraisal rights in connection with the Proposals?
No. Under Delaware law, Stockholders are not entitled to exercise appraisal rights in connection with the proposals.
Can any other business be conducted at the Meeting?
No. Under our By-laws, the business to be conducted at the Meeting will be limited to the purposes stated in the Notice of Annual Meeting of Stockholders provided with this Proxy Statement.
What happens if the Meeting is adjourned?
The Meeting may be adjourned for the purpose of soliciting additional proxies. Any adjournment may be made from time to time with the approval of the affirmative vote of both (a) the holders of a majority of the shares of Class A Common Stock, present in person or by proxy, at the Meeting and (b) the Class B Stockholder, present in person or by proxy, at the Meeting. Under the DGCL and our By-laws, we are not required to notify the Stockholders of any adjournments of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
Will a representative of the Company’s principal accountants be present at the Special Meeting?
A representative of Deloitte & Touche LLP, the Company’s principal accountants, is expected to be present at the Meeting to answer questions.
Who will bear the cost of soliciting votes for the Meeting?
We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to the Stockholders in connection with the Meeting. In addition to the use of the mails, proxies may be solicited by our directors, officers and employees, as well as by the Company’s proxy solicitor, , pursuant to a letter arrangement by and between the Company and providing for the Company’s payment to of a fee of approximately $ plus certain expenses in exchange for ’s solicitation of proxies. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to solicit their customers who are beneficial owners of our Class A Common Stock and to forward solicitation materials to such beneficial owners. We will reimburse them for their reasonable out-of-pocket expenses incurred in such solicitation. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by such Stockholders.
Who should I call if I have questions or need assistance voting my shares?
If you have any questions or need assistance in voting your shares, please call our proxy solicitor, , toll-free at or you may call collect at .

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS A NON-VOTING COMMON STOCK

On , 2013, the Board of Directors approved an amendment to Article Fourth of the Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 55,550,000 shares to 120,000,000 shares, subject to the approval of the Stockholders. The text of the proposed amendment is set forth below.
The Certificate of Incorporation also authorizes the issuance of 3,000,000 shares of Class B Common Stock. The proposed amendment to the Certificate of Incorporation would not change the authorized number of shares of Class B Common Stock.
Purpose and Effects of the Proposed Amendment
The Company is currently authorized pursuant to the Certificate of Incorporation to issue up to 55,550,000 shares of Class A Common Stock. As of the Record Date, there were shares of Class A Common Stock issued and outstanding, 2,970,171 shares of Class A Common Stock reserved for issuance upon the conversion of Class B Common Stock and shares of Class A Common Stock reserved for issuance upon the exercise of outstanding stock options and vesting of outstanding restricted stock awards, resulting in only shares of authorized and unissued shares of Class A Common Stock available for issuance. The purpose of the proposed increase in the authorized shares of Class A Common Stock is to make available additional shares of Class A Common Stock for issuance for financing activities, acquisitions, stock issuances pursuant to employee benefit plans and other corporate purposes without the requirement of further action by the Stockholders of the Company. The Board of Directors believes that it is important for the Company to have available for issuance a number of authorized shares of Class A Common Stock sufficient to support the Company’s growth and to provide adequate flexibility for future corporate needs.
If the proposed amendment is approved by the Stockholders, the Company would have shares of Class A Common Stock available for issuance (after taking into consideration the shares required to be held in reserve for conversion of the Class B Common Stock and the issuance of shares pursuant to outstanding employee stock awards). Those shares would be available for issuance from time to time at the discretion of the Board of Directors without further Stockholder action, except as may be required for a particular transaction by law, exchange regulations or other agreements or restrictions we may enter into in the future. Increasing the number of authorized shares of Class A Common Stock will provide us with greater flexibility and allow the issuance of additional shares of Class A Common Stock in most cases without the expense or delay of seeking further approval from the Stockholders.
The proposed new authorized shares of Class A Common Stock would become part of the existing class of Class A Common Stock and, if and when issued, would have the same rights and privileges as the shares of Class A Common Stock presently issued and outstanding. No Class A Stockholder nor the Class B Stockholder has any pre-emptive rights to acquire additional shares of the Class A Common Stock. The increase in the authorized shares of Class A Common Stock will not of itself cause any changes in the Company’s capital accounts or have any immediate effect on the rights of existing Stockholders. However, to the extent that additional authorized shares of Class A Common Stock are issued in the future, they will decrease the existing Stockholders’ percentage equity ownership interests and could be issued at prices lower than the prices at which existing Stockholders purchased their stocks. Any such issuance of additional shares of Class A Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Class A Common Stock and Class B Common Stock.

The Company has no current plans, proposals or arrangements in place to issue any of the additional shares of Class A Common Stock that will become authorized share capital of the Company pursuant to the proposed amendment.
Vote Required for Approval
Pursuant to Section 242(b) of the DGCL, approval of Proposal 1 requires the affirmative vote of both (a) the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, and (b) the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class.
On , 2013, there were shares of Class A Common Stock issued and outstanding. As of                          , 2013, our directors and executive officers had the right to vote shares of Class A Common Stock.
As of , 2013, MS Pawn Limited Partnership owned all of our outstanding Class B Common Stock. Phillip Ean Cohen owns all of the issued and outstanding stock of MS Pawn Corporation, the sole general partner of MS Pawn Limited Partnership, and is the sole beneficial owner of the outstanding shares of Class B Common Stock. See “Security Ownership of Beneficial Owners and Management.” MS Pawn Limited Partnership, as tghe sole Class B Stockholder, has already indicated its intention to vote "FOR" the proposals.
Implementation of Proposed Amendment
If Proposal 1 is approved by the requisite holders of the Class A Common Stock and the Class B Common Stock as set forth above, the proposed amendment to Article Fourth of the Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State.
Text of the Amendment
We propose to amend the first paragraph of Article Fourth of the Certificate of Incorporation so that the paragraph would read in its entirety as follows:
“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred twenty three million (123,000,000) shares of capital stock, classified as (i) one hundred twenty million (120,000,000) shares of Class A Non-Voting Common Stock, par value $0.01 per share (“Class A Non-Voting Common Stock”), and (ii) three million (3,000,000) shares of Class B Voting Common Stock, par value $0.01 per share (“Class B Voting Common Stock”).”
The only changes that would be made to the first paragraph of Article Fourth of the Certificate of Incorporation, as currently in effect, would be to increase the number of authorized shares of Class A Common Stock from 55,550,000 to 120,000,000 and to reflect a corresponding increase in the aggregate number of shares of capital stock of all classes that may be issued from 58,550,000 to 123,000,000. The full text of the proposed amendment to the Certificate of Incorporation to effect Proposal 1 is included as Appendix A to this Proxy Statement.
Board Recommendation
The Board believes it is in the best interest of the Company and its Stockholders to approve the amendment to the Certificate of Incorporation as set forth above.
The Board unanimously recommends that the Stockholders vote “FOR” Proposal 1.

PROPOSAL 2

APPROVAL OF ANY ADJOURNMENT OF THE MEETING

The Board seeks your approval to adjourn the Meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposal 1. Under the DGCL and our By-laws, we are not required to notify the Stockholders of any adjournments of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
The Board unanimously recommends that the Stockholders vote “FOR” Proposal 2.
OTHER MATTERS
As of the date of mailing this Proxy Statement, the Board of Directors is not aware of any other business to be presented or voted on at the Meeting, and under our By-laws, the business to be conducted at the Meeting will be limited to the purposes stated in the Notice of Annual Meeting Stockholders provided with this Proxy Statement. If any other business is properly presented, the proxies solicited by the Board of Directors will provide the proxy holders with the authority to vote on those matters in accordance with such persons’ discretion only to the extent the shares of Class A Common Stock have the right to vote on such matters. Where a Stockholder has appropriately specified how a proxy is to be voted, it will be voted by the proxy holder in accordance with the specification.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
Phillip Ean Cohen controls EZCORP through his ownership of all of the issued and outstanding stock of MS Pawn Corporation, the sole general partner of MS Pawn Limited Partnership, which owns 100% of the Class B Common Stock. The following table presents information regarding the beneficial ownership of the Class A Common Stock and Class B Common Stock as of December 1, 2013, for (a) each person known to us be the beneficial owner of more than 5% of the total number of shares outstanding, (b) each of our directors, (c) each of the named executive officers and (d) all directors and executive officers as a group. Unless otherwise indicated, each person named below holds sole voting and investment power over the shares shown, subject to community property laws where applicable.

	Class A Non-Voting Common Stock				Class B Voting Common Stock
Beneficial Owner	Number		Percent		Number	Percent	Voting Percent
MS Pawn Limited Partnership (a) MS Pawn Corporation Phillip Ean Cohen 1901 Capital Parkway Austin, Texas 78746	2,974,047	(b)	5.48%	(b)	2,970,171	100%	100%
FMR LLC 245 Summer Street Boston, MA 02110	7,240,635	(c)	13.35%		—	—	—
Blackrock, Inc. 40 East 52nd Street New York, New York 10022	4,742,129	(d)	8.74%		—	—	—
Manulife Financial Corporation 200 Bloor Street East Toronto, ON Canada M4W IE5	2,893,142	(e)	5.34%		—	—	—
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	2,776,485	(f)	5.12%		—	—	—
Sterling B. Brinkley	811,562	(g)	1.58%		—	—	—
Paul E. Rothamel	82,207	(h)	(i)		—	—	—
Joseph J. Beal	20,950	(k)	(i)		—	—	—
Pablo Lagos Espinosa	14,450	(k)	(i)		—	—	—
John Farrell	8,450	(k)	(i)		—	—	—
William C. Love	27,450	(k)	(i)		—	—	—
Thomas C. Roberts	29,450	(k)	(i)		—	—	—
Mark Kuchenrither	34,734	(j)	(i)		—	—	—
Barry Guest	14,647	(l)	(i)		—	—	—
Thomas H. Welch, Jr.	33,852	(m)	(i)		—	—	—
Directors and executive officers as a group (15 persons) (o)	1,126,279	(n)	2.19%		—	—	—

(a)
MS Pawn Corporation is the general partner of MS Pawn Limited Partnership and has the sole right to vote its shares of Class B Common Stock and to direct their disposition. Mr. Cohen is the sole stockholder of MS Pawn Corporation.

(b)	The number of shares and percentage reflect Class A Common Stock, inclusive of Class B Common Stock, shares of which are convertible to Class A Common Stock on a one-to-one basis.

(c)	Based on the Form 13F filed by FMR LLC on November 14, 2013.

(d)	Based on the Forms 13F filed by various Blackrock managers on November 12, 2013.

(e)	Based on the Form 13F filed by The Manufacturers Life Insurance Company on November 14, 2013

(f)	Based on the Forms 13F filed by The Vanguard Group, Inc. on November 7, 2013.

(g)	Does not include 470,000 shares of unvested restricted stock.

(h)	Includes 270 shares held through the company's 401 (k) retirement savings plan. Does not include 200,000 shares of unvested restricted stock.

(i)	Shares beneficially owned do not exceed one percent of Class A Common Stock, inclusive of Class B Common Stock.

(j)	Includes 14,400 shares of restricted stock that vested in November 2013. Does not include 211,066 shares of unvested restricted stock.

(k)	Does not include 9,100 shares of unvested restricted stock.

(l)	Includes 7,667 shares of restricted stock that vested in November 2013. Does not include 23,566 shares of unvested restricted stock.

(m)
Includes 11,734 shares of restricted stock that vested in November 2013 and 270 shares held through the company's 401(k) retirement savings plan. Does not include 13,732 shares of unvested restricted stock.

(n)	Group includes those persons who were serving as directors and executive officers on December 1, 2013.

(o)	Includes 57,922 shares of restricted stock that vested in November 2013. Does not include 1,040,617 shares of unvested restricted stock.

ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. The SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room at 100 F. Street, N. E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the SEC’s public reference room.
HOUSEHOLDING
We may send a single set of proxy materials and other Stockholder communications to any household at which two or more Stockholders reside unless we have received contrary instructions from those Stockholders. This process is called “householding.” This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The proxy materials and other Stockholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our proxy materials for each Stockholder sharing your address in the future, please contact our Investor Relations Department by mail at our principal executive offices, which are located at 1901 Capital Parkway, Austin, Texas 78746, or by phone at (512) 314-2220. You may also contact us in the same manner if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF EZCORP, INC.
EZCORP, INC., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: The first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation of the Company is hereby amended and restated in its entirety, as follows:
FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one hundred twenty three million (123,000,000) shares of capital stock, classified as (i) one hundred twenty million (120,000,000) shares of Class A Non-Voting Common Stock, par value $0.01 per share (“Class A Non-Voting Common Stock”), and (ii) three million (3,000,000) shares of Class B Voting Common Stock, par value $0.01 per share (“Class B Voting Common Stock”).
SECOND: This Certificate of Amendment was adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed this         day of                     , 2014.

EZCORP, Inc.
By:	______________________________
Thomas H. Welch, Jr.
Senior Vice President,
General Counsel and Secretary

A-1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at [www.proxyvote.com].

EZCORP, INC.
Special Meeting of Stockholders
, 2014, Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paul E. Rothamel and Thomas H. Welch, Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Non-Voting Common Stock of EZCORP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at , Central Time, on , 2014, at , Austin, Texas, and any adjournment or postponement thereof.
Attention participants in the EZCORP, Inc. 401(k) Plan: If you are a participant in EZCORP’s 401(k) plan, your proxy will serve as a voting instruction to the Independent Fiduciary, . The Independent Fiduciary shall instruct the Trustee,                               . The Independent Fiduciary shall follow each participant's instructions unless it determines that doing so would be contrary to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If no voting instructions are received from a participant in the 401(k) plan, the Trustee will vote those shares in accordance with the majority of shares voted in the 401(k) plan for which instructions were received, unless the Independent Fiduciary determines that doing so would be contrary to ERISA and instructs the Trustee to vote such shares differently. Your proxy must be received no later than 5:00 P.M., Eastern Time, on                     , 2014, so that the Trustee has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side

EZCORP, INC. 1901 CAPITAL PARKWAY AUSTIN, TX 78746
VOTE BY INTERNET - [www.proxyvote.com ]
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-XXX-XXXX
Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time the day before the cut-off date or the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope we have provided or return it to [Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11117].

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION
FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS OF EZCORP, INC. RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS:	For	Against	Abstain
1. To approve an amendment to Article FOURTH of the Company's Amended and Restated Certificate of Incorporation in the form attached to the accompanying Proxy Statement as Appendix A to increase the authorized shares of Class A Non-Voting Common Stock from 55,550,000 shares to 120,000,000 shares.
	☐	☐	☐
	For	Against	Abstain
2. To approve an adjournment of the special meeting, if necessary, to permit solicitation of additional proxies in favor of Proposal 1.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date